Exhibit 99.2

Consolidated Balance Sheets

Unaudited

Last updated April 24, 2006

	Amounts in thousands
	At December 31,			Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2000	2001	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006
Assets
Current assets:
Cash and cash equivalents	17,128	6,258	8,038	8,216	8,116	8,294	8,360	8,352	8,912	21,806	18,944	33,155	30,292	39,594	40,874	42,444
Short-term investments	—	—	—	—	—	—	—	—	—	25,943	31,188	19,698	24,181	20,883	23,314	27,063
Accounts receivable	5,649	3,711	6,637	7,084	7,652	6,342	10,415	12,003	14,034	17,968	16,939	13,552	15,799	21,968	25,462	31,615
Term receivables	2,839	3,600	3,085	4,498	5,881	6,521	4,926	5,080	5,849	8,232	10,090	13,275	14,733	14,105	15,376	17,268
Less allowance for doubtful accounts	(941)	(728)	(519)	(616)	(521)	(768)	(902)	(1,221)	(1,274)	(2,626)	(1,581)	(1,627)	(1,608)	(1,960)	(2,209)	(2,090)
Prepaid & other current assets	526	510	466	853	711	1,021	509	1,017	1,778	1,265	1,255	1,272	1,196	1,771	1,993	2,439
Total current assets	25,201	13,351	17,707	20,035	21,839	21,410	23,308	25,231	29,299	72,588	76,835	79,325	84,593	96,361	104,810	118,739

Property and equipment, net	3,044	3,931	3,319	3,031	2,877	2,880	2,942	3,234	3,553	4,001	4,393	4,842	5,375	5,597	6,451	6,632
Term receivables, noncurrent	—	—	924	1,197	1,704	1,919	2,278	2,415	3,673	3,777	5,756	8,256	10,234	10,801	10,697	12,611
Intangible and other assets, net	496	1,343	1,152	990	911	938	858	1,145	1,068	1,157	1,325	1,232	2,028	1,892	1,718	1,447
Total assets	28,741	18,625	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651	123,676	139,429

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	2,819	2,335	2,039	2,229	2,591	3,234	3,179	4,197	4,293	5,452	5,435	6,397	6,600	7,635	8,041	9,231
Commissions and bonuses payable	1,025	531	1,076	925	974	1,197	1,636	1,469	2,133	2,248	2,648	1,971	2,550	3,344	2,910	3,706
Current portion of long-term debt	7	2,042	3,282	3,374	3,078	1,488	1,390	1,324	1,349	15	—	—	31	29	30	30
Deferred revenue	12,317	14,843	17,392	19,428	21,510	23,349	26,127	25,368	30,780	32,796	36,020	37,899	40,669	45,694	48,673	54,191
Total current liabilities	16,168	19,751	23,789	25,956	28,153	29,268	32,332	32,358	38,555	40,511	44,103	46,267	49,850	56,702	59,654	67,158

Deferred revenue, noncurrent	4,843	4,031	7,291	8,375	9,061	8,811	9,426	11,361	9,997	11,695	13,105	14,911	16,699	18,058	19,250	26,715
Long-term debt	—	1,185	940	720	753	626	484	1,046	1,377	—	—	—	131	125	117	109

Preferred stock	31,075	32,340	32,373	32,388	32,391	32,394	32,398	32,442	32,446	—	—	—	—	—	—	—

Stockholders’ equity (deficit):
Common stock and warrants	21	21	14	14	14	14	15	15	15	320	320	233	137	138	32	32
Additional paid-in capital	(1,109)	(1,051)	(986)	(984)	(987)	(922)	(912)	(807)	(721)	71,663	72,367	73,042	74,479	76,339	78,312	79,536
Other comprehensive income (loss)	(38)	(91)	(9)	(25)	1	21	73	(40)	(360)	(390)	(605)	(618)	(445)	(433)	(401)	(393)
Accumulated deficit	(22,219)	(37,561)	(40,310)	(41,191)	(42,055)	(43,065)	(44,430)	(44,350)	(43,716)	(42,276)	(40,981)	(40,180)	(38,621)	(36,278)	(33,288)	(33,728)
Total stockholders’ equity (deficit)	(23,345)	(38,682)	(41,291)	(42,186)	(43,027)	(43,952)	(45,254)	(45,182)	(44,782)	29,317	31,101	32,477	35,550	39,766	44,655	45,447
Total liabilities, preferred stock and stockholders’ equity (deficit)	28,741	18,625	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651	123,676	139,429

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations

Unaudited

Last updated April 24, 2006

	Amounts in thousands, except per share data
	Fiscal Year			2003					2004					2005					2006
	2000	2001	2002	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1
Revenue:
Software, hosting and support	10,549	18,998	23,338	6,276	6,940	7,457	8,627	29,300	10,720	11,709	12,976	14,359	49,764	13,874	16,864	18,005	19,201	67,944	19,310
Professional services	758	2,009	3,603	1,531	1,304	1,763	1,981	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	5,373	19,204	5,321
Total revenue	11,307	21,007	26,941	7,807	8,244	9,220	10,608	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	24,574	87,148	24,631

Cost of revenue:
Software, hosting and support	3,306	4,636	4,279	1,225	1,337	1,342	1,359	5,263	1,579	1,636	1,729	1,797	6,741	2,064	2,276	2,253	2,518	9,111	2,771
Professional services	485	1,335	2,156	736	765	967	1,272	3,740	1,310	1,573	1,979	2,344	7,206	2,696	2,879	3,026	3,355	11,956	4,104
Total cost of revenue	3,791	5,971	6,435	1,961	2,102	2,309	2,631	9,003	2,889	3,209	3,708	4,141	13,947	4,760	5,155	5,279	5,873	21,067	6,875

Gross profit	7,516	15,036	20,506	5,846	6,142	6,911	7,977	26,876	9,968	11,553	12,718	13,578	47,817	13,582	15,923	17,875	18,701	66,081	17,756

Operating expenses:
Sales and marketing	20,756	22,050	15,939	4,402	4,696	5,389	6,322	20,809	6,848	8,037	8,055	9,046	31,986	9,457	10,557	11,248	11,421	42,683	13,726
Research and development	3,639	4,584	4,117	1,439	1,480	1,489	1,507	5,915	1,805	1,807	2,028	2,167	7,807	2,161	2,426	2,937	2,904	10,428	3,130
General and administrative	3,375	3,973	2,842	766	795	978	979	3,518	1,153	1,016	1,164	1,288	4,621	1,410	1,586	1,627	1,822	6,445	2,056
Total operating expenses	27,770	30,607	22,898	6,607	6,971	7,856	8,808	30,242	9,806	10,860	11,247	12,501	44,414	13,028	14,569	15,812	16,147	59,556	18,912

Operating income (loss)	(20,254)	(15,571)	(2,392)	(761)	(829)	(945)	(831)	(3,366)	162	693	1,471	1,077	3,403	554	1,354	2,063	2,554	6,525	(1,156)
Interest and other income (expense), net	607	229	(357)	(117)	(35)	(65)	2	(215)	(64)	(46)	30	226	146	292	331	440	583	1,646	672

Income (loss) before income taxes	(19,647)	(15,342)	(2,749)	(878)	(864)	(1,010)	(829)	(3,581)	98	647	1,501	1,303	3,549	846	1,685	2,503	3,137	8,171	(484)
(Provision) benefit for income taxes	—	—	—	(3)	—	—	(536)	(539)	(18)	(13)	(61)	(8)	(100)	(45)	(126)	(160)	(147)	(478)	44
Net income (loss)	(19,647)	(15,342)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,343	2,990	7,693	(440)

Net income (loss) per share:
Basic	$(1.42)	$(1.10)	$(.19)	$(0.06)	$(0.06)	$(0.07)	$(0.09)	$(0.28)	$0.01	$0.04	$0.06	$0.04	$0.17	$0.03	$0.05	$0.08	$0.09	$0.25	$(0.01)
Diluted	$(1.42)	$(1.10)	$(.19)	$(0.06)	$(0.06)	$(0.07)	$(0.09)	$(0.28)	$0.00	$0.02	$0.05	$0.04	$0.12	$0.02	$0.05	$0.07	$0.09	$0.23	$(0.01)

Shares used in the computation:
Basic	13,810	14,006	14,284	14,394	14,399	14,448	14,704	14,560	14,792	15,185	23,734	29,005	20,738	29,816	30,232	30,802	31,652	30,631	31,943
Diluted	13,810	14,006	14,284	14,394	14,399	14,448	14,704	14,560	25,143	26,187	30,671	33,665	29,177	33,559	33,367	33,667	34,199	33,695	31,943

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Cash Flow

Unaudited

Last updated April 24, 2006

	Amounts in thousands
	Fiscal Years			2003					2004					2005					2006
	2000	2001	2002	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD	Q1
Operating activities
Net income (loss)	(19,647)	(15,342)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,343	2,990	7,693	(440)
Noncash adjustments:
Depreciation and amortization	532	1,486	2,051	619	626	631	598	2,474	624	711	746	709	2,790	742	828	892	944	3,406	1,105
Provision for losses on accounts receivable	1,715	2,032	259	178	153	180	(34)	477	85	117	349	(62)	489	52	(8)	216	161	421	(248)
Stock-based compensation expense																			783
Tax benefit of stock options exercised	—	—	—	—	—	—	—	—	—	—	—	—	—	—	124	94	148	366	—
Changes in operating accounts:
Receivables	(6,846)	(1,295)	(3,636)	(2,216)	(2,583)	526	(2,405)	(6,678)	(1,550)	(4,178)	(5,366)	(3,563)	(14,657)	(2,402)	(5,866)	(6,072)	(4,796)	(19,136)	(9,798)
Prepaid and other current assets	(459)	(338)	(95)	(244)	169	(105)	24	(156)	(261)	(536)	(344)	(23)	(1,164)	(44)	67	(609)	(208)	(794)	(167)
Accounts payable and accrued liabilities	2,071	(435)	(378)	192	333	629	(114)	1,040	580	438	532	425	1,975	984	373	1,071	502	2,930	1,191
Commissions and bonusses payable	789	(510)	525	(152)	34	224	414	520	(175)	671	102	390	988	(663)	588	807	(423)	309	787
Deferred revenue	12,991	2,367	5,723	3,121	2,701	1,568	3,265	10,655	1,117	4,406	3,694	4,103	13,320	3,819	4,941	6,523	4,484	19,767	12,976
Other	114	(117)	243	(39)	(74)	(205)	425	107	(167)	(241)	(90)	46	(452)	(50)	(42)	(17)	42	(67)	(137)
Cash provided (used) by operating activities	(8,740)	(12,152)	1,943	578	495	2,438	808	4,319	333	2,022	1,063	3,320	6,738	3,239	2,564	5,248	3,844	14,895	6,052

Investing activities
Acquistion of property and equipment	(3,031)	(2,265)	(1,184)	(277)	(330)	(486)	(491)	(1,584)	(761)	(858)	(1,004)	(957)	(3,580)	(1,078)	(1,070)	(1,124)	(1,697)	(4,969)	(1,140)
Acquistion of intangilbe assets	(236)	(739)	—	—	—	(150)	—	(150)	—	(406)	(95)	(190)	(691)	—	(1,012)	(23)	(10)	(1,045)	(10)
Change in short-term investments, net	—	—	—	—	—	—	—	—	—	—	(25,943)	(5,245)	(31,188)	11,488	(4,483)	3,298	(2,431)	7,872	(3,749)
Other	—	—	2	16	—	2	—	18	—	1	—	2	3	—	—	8	—	8	—
Cash used for investing activities	(3,267)	(3,004)	(1,182)	(261)	(330)	(634)	(491)	(1,716)	(761)	(1,263)	(27,042)	(6,390)	(35,456)	10,410	(6,565)	2,159	(4,138)	1,866	(4,899)

Financing activities
Net proceeds from (payments on) long-term debt	(8)	3,219	896	(150)	(285)	(1,739)	(259)	(2,433)	474	341	(2,713)	(15)	(1,913)	—	—	154	(7)	147	(8)
Proceeds from issuance of stock:																			—
Preferred stock	14,955	1,026	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	93	46	90	5	—	70	13	88	111	90	105	870	1,176	588	1,217	1,767	1,706	5,278	433
Initial public offering, net of offering costs	—	—	—	—	—	—	—	—	(172)	(603)	41,462	(715)	39,972	—	—	—	—	—	—
Other	(94)	—	—	—	—	—	—	—	(2)	—	—	—	(2)	—	—	—	—	—	—
Cash provided (used) by financing activities	14,946	4,291	986	(145)	(285)	(1,669)	(246)	(2,345)	411	(172)	38,854	140	39,233	588	1,217	1,921	1,699	5,425	425

Effect of foreign exchange rates	6	(5)	33	5	20	44	(5)	64	9	(27)	19	68	69	(26)	(79)	(26)	(125)	(256)	(8)

Net change in cash and cash equivalents	2,945	(10,870)	1,780	177	(100)	179	66	322	(8)	560	12,894	(2,862)	10,584	14,211	(2,863)	9,302	1,280	21,930	1,570

Cash and cash equivalents at beginning of period	14,183	17,128	6,258	8,038	8,215	8,115	8,294	8,038	8,360	8,352	8,912	21,806	8,360	18,944	33,155	30,292	39,594	18,944	40,874
Cash and cash equivalents at end of period	17,128	6,258	8,038	8,215	8,115	8,294	8,360	8,360	8,352	8,912	21,806	18,944	18,944	33,155	30,292	39,594	40,874	40,874	42,444

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet

Unaudited

Last updated April 24, 2006

		Fiscal Year			2003					2004					2005					2006
		2000	2001	2002	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Revenue	Term	6,504	15,757	19,810	5,336	5,730	6,192	6,730	23,988	8,491	8,384	9,553	9,793	36,221	10,624	10,791	11,695	12,946	46,056	13,977
Mix	Perpetual	4,045	3,241	3,528	940	1,210	1,265	1,897	5,312	2,229	3,325	3,423	4,566	13,543	3,250	6,073	6,310	6,255	21,888	5,333
(in thousands)	Professional services	758	2,009	3,603	1,531	1,304	1,763	1,981	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	5,373	19,204	5,321
	Total	11,307	21,007	26,941	7,807	8,244	9,220	10,608	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	24,574	87,148	24,631

Revenue	Term	57%	75%	74%	68%	69%	67%	63%	67%	66%	56%	58%	55%	59%	58%	51%	51%	53%	53%	56%
Mix	Perpetual	36%	15%	13%	12%	15%	14%	18%	15%	17%	23%	21%	26%	22%	18%	29%	27%	25%	25%	22%
(% of total)	Professional services	7%	10%	13%	20%	16%	19%	19%	18%	17%	21%	21%	19%	19%	24%	20%	22%	22%	22%	22%

Revenue by	Americas	11,026	16,522	21,940	6,421	6,376	6,148	8,216	27,161	9,188	10,955	12,421	12,635	45,199	13,757	16,652	17,291	16,710	64,410	17,368
Geography	Europe	281	2,311	4,041	1,249	1,237	2,305	1,667	6,458	2,443	3,553	3,188	3,608	12,792	2,751	3,372	3,752	5,652	15,527	5,014
(in thousands)	Asia Pacific	—	2,174	960	137	631	767	725	2,260	1,226	254	817	1,476	3,773	1,834	1,054	2,111	2,212	7,211	2,249

Revenue by	Americas	98%	79%	81%	82%	77%	67%	77%	76%	71%	74%	76%	72%	73%	75%	79%	75%	68%	74%	71%
Geography	Europe	2%	11%	15%	16%	15%	25%	16%	18%	19%	24%	19%	20%	21%	15%	16%	16%	23%	18%	20%
(% of total)	Asia Pacific	0%	10%	4%	2%	8%	8%	7%	6%	10%	2%	5%	8%	6%	10%	5%	9%	9%	8%	9%

Deferred	Current	12,317	14,843	17,392	19,428	21,510	23,349	26,127		25,368	30,780	32,796	36,020		37,899	40,669	45,694	48,673		54,191
Revenue	Non-current	4,843	4,031	7,291	8,375	9,061	8,811	9,426		11,361	9,997	11,695	13,105		14,911	16,699	18,058	19,250		26,715
(in thousands)	Total	17,160	18,874	24,683	27,803	30,571	32,160	35,553		36,729	40,777	44,491	49,125		52,810	57,368	63,752	67,923		80,906

Customers	New	593	361	227	38	56	57	60	211	69	74	88	80	311	60	80	92	80	312	97
	Total (>)	1,000	1,100	900	900	900	900	1,000		1,000	1,100	1,100	1,200		1,200	1,300	1,400	1,400		1,500
	Percent hosted	62%	78%	82%	83%	83%	85%	85%		85%	85%	86%	87%		86%	86%	87%	87%		87%
	Interactions (in millions))	n/a	n/a	146	53	56	63	77	249	102	110	140	150	502	166	176	188	214	744	281

Employees	Worldwide	346	222	234	255	258	278	306		322	354	387	403		438	490	494	530		578

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Stock-Based Compensation

Unaudited

Last updated April 24, 2006

	Fiscal Year		2004					2005					2006
	2002	2003	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Minimum or fair value assumptions:
Underlying stock price (average)	$1.50	$1.50	$4.50	$10.00	$9.00	$16.86	$8.72	$13.41	$10.32	$12.26	$16.28	$13.05	$16.94
Volatility (weighted average)	0%	0%	0%	82%	99%	88%	78%	74%	75%	70%	55%	67%	57%
Expected term - stock options	5 yrs	5 yrs	5 yrs	5 yrs	5 yrs	5 yrs	5 yrs	5 yrs	5 yrs	5 yrs	5 yrs	5 yrs	4.8 yrs
Expected term - employee stock purchase plan	n/a	n/a	n/a	n/a	0.5 yrs	0.5 yrs	0.5 yrs	0.5 yrs	0.5 yrs	0.5 yrs	0.5 yrs	0.5 yrs	0.5 yrs
Risk free rate (weighted average)	3.6%	3.2%	3.1%	3.7%	3.6%	3.8%	3.5%	3.9%	3.8%	4.2%	4.5%	4.1%	4.4%
Dividend yield	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%

Minimum or fair value of stock options granted (weighted average)	$0.24	$0.22	$0.53	$4.67	$6.59	$10.05	$6.05	$8.01	$6.17	$6.92	$7.59	$7.23	$8.01

Stock-based compensation expense:
Cost of software, hosting & support	33	30	7	4	9	27	47	33	34	26	38	131	38
Cost of professional services	9	15	7	5	22	100	134	80	72	69	92	313	97
Sales and marketing	247	196	45	32	91	294	462	293	312	193	349	1,147	366
Research and development	78	79	18	13	33	100	164	86	132	156	178	552	159
General and administrative	139	49	9	279	50	144	482	99	843	100	107	1,149	123
Total stock-based compensation	506	369	86	333	205	665	1,289	591	1,393	544	764	3,292	783

GAAP net income (loss)	(2,749)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,343	2,990	7,693	(440)
Stock-based compensation, net of income taxes	(506)	(369)	(86)	(333)	(205)	(665)	(1,289)	(591)	(1,393)	(544)	(764)	(3,292)	783
Pro forma net income (loss)	(3,255)	(4,489)	(6)	301	1,235	630	2,160	210	166	1,799	2,226	4,401	343

GAAP net income (loss) per share:
Basic	$(0.19)	$(0.28)	$0.01	$0.04	$0.06	$0.04	$0.17	$0.03	$0.05	$0.08	$0.09	$0.25	$(0.01)
Diluted	$(0.19)	$(0.28)	$—	$0.02	$0.05	$0.04	$0.12	$0.02	$0.05	$0.07	$0.09	$0.23	$(0.01)

Pro forma net income (loss) per share:
Basic	$(0.23)	$(0.31)	$(0.00)	$0.02	$0.05	$0.02	$0.10	$0.01	$0.01	$0.06	$0.07	$0.14	$0.01
Diluted	$(0.23)	$(0.31)	$(0.00)	$0.01	$0.04	$0.02	$0.07	$0.01	$0.00	$0.05	$0.07	$0.13	$0.01

Pro forma shares:
Basic	14,284	14,560	14,792	15,185	23,734	29,005	20,738	29,816	30,232	30,802	31,652	30,631	31,943
Diluted	14,284	14,560	25,012	26,112	30,569	33,500	29,096	33,415	33,231	33,471	33,859	33,502	33,956

RightNow Technologies adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised) on January 1, 2006, using the modified prospective method.

The statement of operations includes the cost of stock awards beginning in 2006, whereas prior periods do not include the cost of stock awards.

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.